EXHIBIT 99.1
                                                                    ------------

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Erica Weinberger (EW/1411)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone:  (212) 373-3000
Attorneys for Debtor in Possession


UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------x
                                           :        Chapter 11
In re:                                     :        Case No. 02-16212 (ALG)
                                           :
ACTRADE FINANCIAL TECHNOLOGIES LTD.        :
                                           :
                                 Debtor.   :
                                           :
-------------------------------------------x





                         MONTHLY OPERATING STATEMENT FOR
                     THE PERIOD MAY 1, 2003 TO MAY 31, 2003
                     --------------------------------------

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                              CHAPTER 11 CASE NO. 02-16212 (ALG)



                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
================================================================================
                                     DEBTOR


                         Monthly Operating Statement For
                     The Period May 1, 2003 to May 31, 2003
                     --------------------------------------


DEBTOR'S ADDRESS:
-----------------
Actrade Financial Technologies Ltd.
7 Penn Plaza, Suite 422
New York, NY 10001

                                            Monthly Disbursements:   $     NONE
                                                                     ----------


DEBTOR'S ATTORNEY:
------------------
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                            Monthly After Tax Loss:  $  (12,000)
                                                                     ----------


              The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

              The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.



DATE:  June 13, 2003                    By:  /s/ RICHARD F. MCCORMICK
                                             -----------------------------------
                                             Richard F. McCormick
                                             Chief Executive Officer
                                             Actrade Financial Technologies Ltd.


Indicate if this is an amended statement by checking here

                                                   Amended Statement   [_]

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                                  BALANCE SHEET
                                  MAY 31, 2003
                             (DOLLARS IN THOUSANDS)

ASSETS

CURRENT ASSETS:
     Cash                                                                             $ 97
     Other current assets                                                               33
                                                                             --------------
         Total Current Assets                                                          130

DUE FROM SUBSIDIARIES                                                               19,245

INVESTMENTS IN SUBSIDIARIES                                                            320
                                                                             --------------

TOTAL ASSETS                                                                      $ 19,695
                                                                             ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Accrued expenses                                                              $ 1,694
                                                                             --------------

         Total Current Liabilities                                                   1,694
Liabilities Subject to Compromise:
     Accrued expenses                                                                  303
                                                                             --------------
TOTAL LIABILITIES                                                                    1,997
                                                                             --------------

STOCKHOLDERS' EQUITY
     Common stock, $0.0001 par value; authorized 100,000,000 shares,
       issued and outstanding 11,849,490 shares  at May 31, 2003                         1
     Additional paid in capital                                                     58,102
     Accumulated deficit                                                            (1,202)
     Treasury stock at cost;  1,336,678 shares at May 31, 2003                     (39,203)
                                                                             --------------

     Total Stockholders' Equity                                                     17,698
                                                                             --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $ 19,695
                                                                             ==============


                       See Notes to Financial Statements.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                                    FOR THE PERIOD
                                                                                  DECEMBER 13, 2002
                                                                   MONTH ENDED         THROUGH
                                                                  MAY 31, 2003       MAY 31, 2003
                                                                  -------------   -----------------
Revenue                                                               $  --            $     -

Operating Expenses:
     General and administrative expenses                                 12                  26
                                                                   ---------         ----------

Total Operating Expenses                                                 12                  26
                                                                   ---------         ----------

Loss before reorganization items and income tax benefit                 (12)                (26)

Reorganization items:
             Interest earned on accumulated cash resulting from
                Chapter 11 proceeding                                     -                   -
                                                                   ---------         ----------

Net loss                                                              $ (12)              $ (26)
                                                                   =========         ==========


                       See Notes to Financial Statements.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                                    FOR THE PERIOD
                                                                                                  DECEMBER 13, 2002
                                                                                MONTH ENDED            THROUGH
                                                                                MAY 31, 2003         MAY 31, 2003
                                                                                ------------      -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                        $   (12)            $   (26)

Changes in operating assets and liabilities:
      Due from subsidiaries                                                          (459)             (1,303)
     Accrued expenses                                                                 470               1,187
                                                                                  -------             -------

Net cash provided by (used in) operating activities before Reorganization Items        (1)               (142)
                                                                                  -------             -------

Operating Cash Flow from Reorganization Items -
   Bankruptcy related professional fees paid                                           --                  --
                                                                                  -------             -------

Net cash provided by (used in) operating activities                                    (1)               (142)
                                                                                  -------             -------


Net increase (decrease) in cash during the period                                      (1)               (142)

Cash balance at beginning of period                                                    98                 239
                                                                                  -------             -------

Cash balance at end of period                                                     $    97             $    97
                                                                                  =======             =======


                       See Notes to Financial Statements.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                  MAY 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 1.  BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Financial Technologies Ltd. have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Financial Technologies Ltd. are consolidated with all of its wholly owned subsidiaries.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.


NOTE 3.  PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, Actrade Financial Technologies Ltd. (the "Debtor," "Actrade" or the "Company") filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Under Chapter 11, actions to enforce certain claims against the Debtor in existence prior to the filing of the Chapter 11 petition are stayed while the Debtor continues business operations as a debtor-in-possession. These claims are reflected in the May 31, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Actions by creditors whose claims are secured against the Debtor's assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by the liens on Debtor's Trade Acceptance Drafts receivable.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                  MAY 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4.  REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.


NOTE 5.  INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Financial Technologies Ltd. are consolidated with all of its wholly owned subsidiaries. The intercompany balances that are included on the accompanying financial statements under the caption of Due from Subsidiaries amounted to $19,245 at May 31, 2003.


NOTE 6.  SUPPLEMENTAL FINANCIAL INFORMATION

Actrade Financial Technologies Ltd. operates as a holding company. Almost all of its operating expenses including professional fees and other related expenses attributable to the reorganization filings are recognized and paid by its wholly owned subsidiary, Actrade Capital, Inc., also a debtor-in-possession. Since Actrade Financial Technologies Ltd. is legally liable for its share of outstanding liabilities, Actrade Capital, Inc. charged back Actrade Financial Technologies Ltd. through intercompany accounts for the outstanding liabilities as of May 31, 2003. Actrade Financial Technologies Ltd. paid no professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through May 31, 2003.


NOTE 7.  PRESS RELEASE DATED MARCH 26, 2003   ANNOUNCES ADDITIONAL DEVELOPMENTS

The Company's Board of Directors has determined to pursue a sale of the company as a going concern, among other alternatives, to maximize value for all of the Company's creditors and stockholders.


NOTE 8.  PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES ADDITIONAL DEVELOPMENTS

Actrade Financial Technologies, LTD on June 10, 2003 announced today that , effective immediately, Actrade and all of its subsidiaries will cease writing any new business and will not issue new Trade Acceptance Drafts. Actrade also announced that it will promptly seek to reduce operating expenses, while focusing primarily on collecting the Company's outstanding TADs receivable, and on the sale process described below.

The Company also announced that, pursuant to its previously announced plan to seek to maximize value for all of the Company's creditors and stockholders, it is, with the assistance of its financial advisor, Anderson, Weinroth & Partners, LLC, continuing to pursue a sale of the Company. Although the Company is engaged in discussions with potential buyers, there can be no assurance that the Company will consummate a sale transaction.

                                                                       EXHIBIT 1
                                                                       ---------


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                                  MAY 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                                                                     TOTAL MONTHLY
                                                                                   INTERCOMPANY      DISBURSEMENTS
                                                              TOTAL MONTHLY        DISBURSEMENTS        EXCLUDING
DEBTOR COMPANY                           CASE NUMBER          DISBURSEMENTS      INCLUDED IN TOTAL    INTERCOMAPNY
--------------                           -----------          -------------      -----------------   -------------
Actrade Financial Technlogies Ltd.       02-16212 (ALG)              $ -                  $ -                 $ -

                                                               ----------           ----------          ----------
                                                                     $ -                  $ -                 $ -
                                                               ==========           ==========          ==========